Exhibit 10.1
NOTE EXTENSION AND AMENDMENT AGREEMENT
     THIS NOTE EXTENSION AND AMENDMENT AGREEMENT (this “Agreement”) is entered into as of October 25, 2007, by and among Abbott Laboratories, an Illinois corporation (“Abbott”), ImaRx Therapeutics, Inc., a Delaware corporation (“ImaRx”), and LaSalle Bank National Association, a national banking association (the “Escrow Agent”).
     WHEREAS, ImaRx has issued to Abbott a Secured Promissory Note, dated April 25, 2006, in the principal amount of $15,000,000 (the “Note”);
     WHEREAS, the Principal Amount and all accrued and unpaid Interest under the Note are due and payable on or before December 31, 2007;
     WHEREAS, Abbott and ImaRx are parties to that certain Security Agreement, dated as of April 25, 2006 (the “Security Agreement”), pursuant to which the satisfaction of the Obligations is secured by a continuing, first priority security interest in the Collateral (as such term is defined in the Security Agreement);
     WHEREAS, Abbott, ImaRx and the Escrow Agent are parties to that certain Escrow Agreement, dated as of April 25, 2006, pursuant to which ImaRx deposits certain funds into an escrow account maintained by the Escrow Agent;
     WHEREAS, Abbott and ImaRx desire to (1) extend the Payment Date, (2) cause the Escrow Agent to release funds from the Escrow Account (as such term is defined in the Escrow Agreement) and (3) make certain conforming amendments to the Note, in each case in accordance with and subject to the terms of this Agreement; and
     WHEREAS, Abbott, ImaRx and the Escrow Agent desire to make certain conforming amendments to the Escrow Agreement in accordance with and subject to the terms of this Agreement.
     NOW, THEREFORE, in consideration of the foregoing, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree as follows:
     1. Extension of Payment Date. In accordance with Section 7(f) thereof, Section 1(a) of the Note is hereby amended to replace “December 31, 2007” with “March 31, 2008” as the Payment Date thereunder.
     2. Amendment of Escrow Agreement. In accordance with Section 11.1 thereof, the Escrow Agreement is hereby amended to replace “December 31, 2007” with “March 31, 2008” throughout.
     3. Release of Escrow Funds; Continuation of Escrow Agreement. Pursuant to Section 3.1(c) of the Escrow Agreement, ImaRx hereby instructs the Escrow Agent to pay to Abbott via wire transfer of immediately available funds to the account listed on Exhibit A hereto the current balance of the Escrow Fund, and the Escrow Agent hereby accepts and acknowledges receipt of such instructions. Notwithstanding anything to the contrary contained in the Escrow Agreement, including, without limitation, Section 6.1 thereof, the payment of the current balance of the Escrow Fund pursuant to this Agreement shall not cause the termination of the Escrow Agreement, which shall continue in full force and effect in accordance with its terms, as modified by this Agreement. Furthermore, nothing contained in this Agreement shall release ImaRx from its obligation to continue to deposit funds into the Escrow Fund in accordance with the terms of the Escrow Agreement. The balance of the Escrow Fund as of the date hereof is $4,779,665.67. The accrued and unpaid Interest under the Note as of the date hereof is $1,351,232.88. The amounts distributed from the Escrow Fund to Abbott, shall first reduce the amount of accrued and unpaid interest outstanding as of the date of such distribution and, thereafter, shall reduce the outstanding Principal Amount of the Note to $11,571,567.21 (the “New Principal Amount”). From and after the date of such distribution, Interest shall continue to accrue on the New Principal Amount in the same manner as the Principal Amount under the Note and the rights, commitments and obligations of the parties under the Note, the Security Agreement and Escrow Agreement with respect to the New Principal Amount shall be the same as the rights of the parties with respect to the Principal Amount under the Note, the Security Agreement and Escrow Agreement and any related documents and agreements.
     4. Effect of this Agreement. Except as herein expressly provided, the Note, the Security Agreement and Escrow Agreement remain in full force and effect in accordance with their respective terms. The execution of this Agreement shall not operate as a waiver of any right, power or remedy of Abbott, constitute a waiver of any provision of any of the Note, the Security Agreement or the Escrow Agreement or serve to effect a novation of the obligations under the Note or the Security Agreement.
     5. Capitalized Terms. Each capitalized term not herein defined shall have the meaning assigned to such term in the Note.
     6. Solvency. Immediately after giving effect to the transactions contemplated by this Agreement, including the release of funds to Abbott from the Escrow Account pursuant to Section 3 hereof, (a) the amount of the fair saleable value of ImaRx’s assets on a going concern basis will, exceed (i) the value of all its liabilities, including contingent and other liabilities as of such time and (ii) the amount that will be required to pay its probable liabilities on its existing debts (including contingent liabilities and including the balance of the Note) as such debts become absolute and matured, (b) ImaRx will not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date and (c) ImaRx will be able to pay its liabilities, including contingent and other liabilities, as they mature.
     7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement. Each party acknowledges that an original signature or a copy thereof transmitted by facsimile shall constitute an original signature for purposes of this Agreement.

     IN WITNESS WHEREOF, this Agreement is executed by the undersigned parties as of the date first written above.
ABBOTT LABORATORIES

By:

Name:

Title:

Date:

IMARX THERAPEUTICS, INC.

By:

Name:

Title:

Date:

LASALLE BANK NATIONAL ASSOCIATION, signing as a party with respect only to Sections 2, 5 and 7 hereof and those portions of Sections 3 and 4 hereof that pertain to the Escrow Agreement.

By:

Name:

Title:

Date:

3